SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 26, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of June 26, 2003, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2003-HS2)



                Residential Funding Mortgage Securities II, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-76246             41-1808858
--------                          ---------             ----------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


          Registrant's telephone number, including area code, is (952)
                    857-7000 Exhibit Index located on Page 4

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.
        ------------

On June 26, 2003, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan-Backed Term Notes, Series 2003-HS2, pursuant to an Indenture, dated as of June 26, 2003, between Home Equity Loan Trust 2003-HS2, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        4.3 Servicing Agreement dated as of June 26, 2003 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Equity Loan Trust 2003-HS2, as issuer.

        4.4 Amended and Restated Trust Agreement dated as of June 26, 2003 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.5 Indenture dated as of June 26, 2003 between Home Equity Loan Trust 2003-HS2, as issuer, and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

        10.1 Home Equity Loan Purchase Agreement dated as of June 26, 2003 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

        10.2 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2003-HS2 relating to the Class II Notes.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                                        By:   /s/Mark White
                                        Name:  Mark White
                                        Title: Vice President


Dated:  June 26, 2003

                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION

4.3 Servicing Agreement dated as of June 26, 2003 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Equity Loan Trust 2003-HS2, as issuer.

4.4          Amended and Restated  Trust  Agreement  dated as of
             June 26, 2003 between  Residential Funding Mortgage
             Securities  II, Inc., as depositor,  and Wilmington
             Trust Company, as owner trustee.

4.5 Indenture dated as of June 26, 2003 between Home Equity Loan Trust 2003-HS2, as issuer, and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

10.1         Home Equity  Loan  Purchase  Agreement  dated as of
             June  26,  2003  by  Residential  Funding  Mortgage
             Securities II, Inc., as purchaser,  and Residential
             Funding Corporation, as seller.

10.2         Financial  Guaranty Surety Bond issued by Financial
             Guaranty  Insurance Company relating to Home Equity
             Loan-Backed Notes,  Series 2003-HS2 relating to the
             Class II Notes.